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                                                                   EXHIBIT 10.40


                                LICENSE OF MARKS

        WHEREAS, Pathnet, Inc., a Delaware corporation having offices at 1015 31st Street, N.W., Washington, D.C., 20007 ("Licensor"), has adopted, used and is using certain trademarks, service marks, logos and designs (collectively, the "Marks"); and

        WHEREAS, Pathnet Telecommunications, Inc., a Delaware corporation having offices at 1015 31st Street, N.W., Washington, D.C., 20007 ("Licensee"), is desirous of a license to use the Marks;

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. License. Licensor does hereby grant to Licensee the non-exclusive right and license to use the Marks on a royalty-free basis in connection with Licensee's telecommunications business; provided, however, that Licensee shall retain the right to use the Marks; and provided, further, that the aforementioned license shall terminate 180 days after the date hereof, or sooner if revoked by Licensor by notice to Licensee, which revocation may be made by Licensor at any time at Licensor's sole discretion.

        2. Ownership of Marks. Licensee acknowledges and agrees that (a) Licensor is the owner of the entire right, title and interest in and to the Marks and the Marks, or any form or embodiment thereof (as well as the goodwill now or hereafter attached to the same) are the property of and all use thereof shall inure to the benefit of Licensor, and (b) Licensee shall have no rights to the Marks other than those set forth in this License of Marks.

        3. Approvals/Quality Control. Licensee shall, upon request of Licensor, submit representative samples of Licensee's use of the Marks to Licensor, without charge to Licensor, and Licensor shall have a period of ten
(10) days to notify Licensee of their acceptance or rejection.

        4. Representations, Warranties and Covenants of Licensor. Licensor represents and warrants that it is the owner of the Marks and the registrant therefor, that Licensor has the full power and authority to license the right to use the Marks, that Licensor has not entered into any agreements in conflict with this License of Marks, and that there are no actions, suits or proceedings pending or, to Licensor's knowledge, threatened against Licensor with respect to the Marks. Licensor agrees to take all such further actions, and to execute any and all such further documents and instruments, as may be necessary or desirable to confirm the license executed hereby.

        5. Assignment. Neither party may assign any or all of its rights or delegate any of its duties under this Agreement without the consent of the other party, provided, that either party hereto may assign its rights, but not its obligations, to any Affiliate without the consent of the other party. For the purposes of this Section 5, "Affiliate" shall mean a subsidiary or other entity under common ownership or control.

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        IN WITNESS WHEREOF, this LICENSE OF MARKS is made and effective as of the 10 of November, 1999.



                                     PATHNET, INC.


                                     By    /s/ MICHAEL A. LUBIN
                                           ----------------------
                                           Name:  Michael A. Lubin
                                           Title: V.P. and General Counsel

                                     Dated: November 10, 1999
                                            ------------------------



                                     PATHNET TELECOMMUNICATIONS, INC.

                                     By    /s/ JAMES CRAIG
                                           ----------------------
                                           Name:  James Craig
                                           Title: E.V.P.

                                     Dated: November 10, 1999
                                            ------------------------



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